                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1999 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 2000-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of March, 2000.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Phyllis A. Knight
                                            -------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 2000 between the Company and U S Bank
Trust (N.A), as Trustee of Home Equity Loan Trust 2000-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 2000 to February 29, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of March, 2000.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Phyllis A. Knight
                                            ------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              February 2000
                                                      Distribution Date: 3/15/00
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520

    1.   Amount Available (including Monthly Servicing Fee and including                                      $  3,912,713.67
                                                                                                              ---------------
         Prepayment Charges ($__________))

    2.   Formula Principal Distribution Amount:

         (a)  Scheduled Principal                                                      $    231,529.36
                                                                                       ---------------
         (b)  Principal Prepayments                                                         432,415.37
                                                                                       ---------------
         (c)  Liquidated Loans                                                               88,800.00
                                                                                       ---------------
         (d)  Repurchases                                                                         0.00
                                                                                       ---------------
         (e)  Previously undistributed (a)-(d) amounts                                            0.00
                                                                                       ---------------
         (e)  Pre-Funded Group I ARM Amount, if any
                (Post-Funding Payment Date)                                                       0.00
                                                                                       ---------------

                                                 Total Principal                                              $    752,744.73
                                                                                                              ---------------


    4.   Libor                                                                                                       5.88500%
                                                                                                              ---------------

    5.   Available Funds Pass-Through Rate                                                                           5.88500%
                                                                                                              ---------------

Class A Certificates
--------------------

       Interest

    6.   Aggregate Current Interest
         (a)   Class AV Pass-through Rate                                                     6.16000%
                                                                                              --------
                (a floating rate per annum equal to the lesser of (a) LIBOR plus .28%, or (b) the Available Funds Pass-Through Rate, but in no case more than 14.0%)
         (b)   Class AV-1 Interest                                                                            $    811,580.00
                                                                                                              ---------------

    7.   Amount applied to Unpaid Class AV Interest Shortfall                                                 $          0.00
                                                                                                              ---------------

    8.   Remaining Unpaid Class AV Interest Shortfall                                                         $          0.00
                                                                                                              ---------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              February 2000
                                       PAGE 2
                                                      Distribution Date: 3/15/00
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520


Class MV-1 Certificates
-----------------------

    9.   Amount Available less all preceding distributions and less
         Prepayment Charges                                                                                  $  3,101,133.67
                                                                                                             ---------------

       Interest on Class MV-1 Adjusted Principal Balance

   10.   Class MV-1 Adjusted Principal Balance                                                               $ 17,250,000.00
                                                                                                             ---------------

   11.   Current Interest
         (a)  Class MV-1 Pass-through Rate                                                      6.38%
                                                                                                -----
              (a floating rate per annum equal to the lesser of (a) LIBOR plus .50%, or (b) the Available Funds Pass-Through Rate, but in no case more than 14.0%)
         (b)  Class MV-1 Interest                                                                            $     61,141.67
                                                                                                             ---------------

   12.   Amount applied to Unpaid Class MV-1 Interest Shortfall                                              $          0.00
                                                                                                             ---------------

   13.   Remaining Unpaid Class MV-1 Interest Shortfall                                                      $          0.00
                                                                                                             ---------------

Class MV-2 Certificates
-----------------------

   14.   Amount Available less all preceding distributions and less
         Prepayment Charges                                                                                  $  3,039,992.00
                                                                                                             ---------------

       Interest on Class MV-2 Adjusted Principal Balance

   15.   Class MV-2 Adjusted Principal Balance                                                               $ 18,000,000.00
                                                                                                             ---------------

   16.   Current Interest
         (a)  Class MV-2 Pass-through Rate                                                      6.83%
                                                                                                -----
              (a floating rate equal to the Adjusted Weighted
              Average Loan Rate, but in no event greater than 95%)
         (b)  Class MV-2 Interest                                                                            $     68,300.00
                                                                                                             ---------------

   17.   Amount applied to Unpaid Class MV-2 Interest Shortfall                                              $          0.00
                                                                                                             ---------------

   18.   Remaining Unpaid Class MV-2 Interest Shortfall                                                      $          0.00
                                                                                                             ---------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              February 2000
                                       PAGE 3
                                                      Distribution Date: 3/15/00
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520


Class BV-1 Certificates
-----------------------

   19.   Amount Available less all preceding distributions and less
         Prepayment Charges                                                                                   $ 2,971,692.00
                                                                                                              --------------

       Interest on Class BV-1 Adjusted Principal Balance

   20.   Class BV-1 Adjusted Principal Balance                                                                $ 9,300,000.00
                                                                                                              --------------

   21.   Current Interest
         (a)  Class BV-1 Pass-through Rate                                                       8.38%
                                                                                                 -----
              (a floating rate per annum equal to the lesser of (a) LIBOR plus 2.50%, or (b) the Available Funds Pass-Through Rate, but
              in no case more than 14.0%)
         (b)  Class BV-1 Interest                                                                             $    43,296.67
                                                                                                              --------------

   22.   Amount applied to Unpaid Class BV-1 Interest Shortfall                                               $         0.00
                                                                                                              --------------

   23.   Remaining Unpaid Class BV-1 Interest Shortfall                                                       $         0.00
                                                                                                              --------------

       Class P Certificates

   24.   Prepayment Charges                                                                                   $         0.00
                                                                                                              --------------
         (All prepayment premiums, penalties, and similar charges paid in connection with, and as a condition to, prepayment in part or in full of a Loan)

       Trigger Event

   25.   (a)  Average Sixty-Day Deliquency Ratio Test

            (i)  Sixty-Day Delinquency Ratio for current Payment Date                                                  0.00%
                                                                                                              --------------
           (ii)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios
                 for this month and two preceding months may not exceed   % of the
                 Senior Enhancement Percentage for the Variable Rate Loans)                                            0.00%
                                                                                                              --------------

         (b)  Cumulative Realized Losses Test

            (i)  Cumulative Realized Losses for current Payment Date                                          $         0.00
                                                                                                              --------------
           (ii)  Cumulative Realized Loss Ratio (Losses as a percentage of Cut-off Date
                 Principal Balances of Variable Rate Loans may not exceed 4.20% from
                 March 1, 2003 to February 29, 2004, 4.99% from March 1, 2004 to
                 February 28, 2005, 5.25% from March 1, 2005 to February 28, 2007,
                 and 5.75% thereafter)                                                                                0.00%
                                                                                                              --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              February 2000
                                       PAGE 4
                                                      Distribution Date: 3/15/00
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520


   26. Senior Enhancement Percentage
       A fraction, expressed as a percentage obtained by dividing:                                               21.00269890%
                                                                                                              ---------------

         (i)  the excess of
              (A) the Pool Scheduled Principal Balance over
              (B) the principal balance of the most senior class of
                  certificates outstanding,  by,                                                              $ 62,850,000.00
                                                                                                              ---------------
         (ii)  the Pool Scheduled Principal Balance.                                                          $299,247,255.27
                                                                                                              ---------------

Class AV Certificates
---------------------

   27.   Amount Available less all preceding distributions                                                    $  2,928,395.33
                                                                                                              ---------------

       Principal

   28.   Class AV Principal Distribution:

         (a)  Class AV:  Formula Principal Distribution Amount                                                $    752,744.73
                                                                                                              ---------------

   29.   Class AV Principal Balance                                                                           $236,397,255.27
                                                                                                              ---------------

   30.   Amount, if any, by which Class AV-1 Formula Principal Distribution Amount
         exceeds Class AV Principal Distibution Amount                                                        $          0.00
                                                                                                              ---------------

Class MV-1 Certificates
-----------------------

   31.   Amount available less all preceding distributions                                                    $  2,175,650.60
                                                                                                              ---------------

       Principal

   32.   Class MV-1 Principal Distribution                                                                    $          0.00
                                                                                                              ---------------

   33.   Class MV-1 Principal Balance                                                                         $ 17,250,000.00
                                                                                                              ---------------

   34.   Amount, if any, by which Class MV-1 Formula Principal Distribution Amount
         exceeds Class MV-1 Principal Distibution Amount                                                      $          0.00
                                                                                                              ---------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              February 2000
                                       PAGE 5
                                                      Distribution Date: 3/15/00
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520


Class MV-2 Certificates
-----------------------

   35.   Amount available less all preceding distributions                                                    $ 2,175,650.60
                                                                                                              --------------

       Principal

   36.   Class MV-2 Principal Distribution                                                                    $         0.00
                                                                                                              --------------

   37.   Class MV-2 Principal Balance                                                                         $18,000,000.00
                                                                                                              --------------

   38.   Amount, if any, by which Class MV-2 Formula Principal Distribution Amount
         exceeds Class MV-2 Principal Distibution Amount                                                      $         0.00
                                                                                                              --------------

Class BV-1 Certificates
-----------------------

   39.   Amount available less all preceding distributions                                                    $ 2,175,650.60
                                                                                                              --------------

       Principal

   40.   Class BV-1 Principal Distribution                                                                    $         0.00
                                                                                                              --------------

   41.   Class BV-1 Principal Balance                                                                         $ 9,300,000.00
                                                                                                              --------------

   42.   Amount, if any, by which Class BV-1 Formula Principal Distribution Amount
         exceeds Class BV-1 Principal Distibution Amount                                                      $         0.00
                                                                                                              --------------

Class MV-1 Certificates
-----------------------

   43.   Amount Available less all preceding distributions                                                    $ 2,175,650.60
                                                                                                              --------------

       Liquidation Loss Interest

   44.   Amount applied to Class MV-1 Liquidation Loss Interest Amount                                        $         0.00
                                                                                                              --------------

   45.   Class MV-1 Liquidation Loss Interest Shortfall                                                       $         0.00
                                                                                                              --------------

   46.   Amount applied to Unpaid Class MV-1 Liquidation Loss Interest Shortfall                              $         0.00
                                                                                                              --------------

   47.   Remaining Unpaid Class MV-1 Liquidation Loss Interest Shortfall                                      $         0.00
                                                                                                              --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              February 2000
                                       PAGE 6
                                                      Distribution Date: 3/15/00
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520


Class MV-2 Certificates
-----------------------

   48.   Amount Available less all preceding distributions                                                    $ 2,175,650.60
                                                                                                              --------------

       Liquidation Loss Interest

   49.   Amount applied to Class MV-2 Liquidation Loss Interest Amount                                        $         0.00
                                                                                                              --------------

   50.   Class MV-2 Liquidation Loss Interest Shortfall                                                       $         0.00
                                                                                                              --------------

   51.   Amount applied to Unpaid Class MV-2 Liquidation Loss Interest Shortfall                              $         0.00
                                                                                                              --------------

   52.   Remaining Unpaid Class MV-2 Liquidation Loss Interest Shortfall                                      $         0.00
                                                                                                              --------------

Class BV-1 Certificates
-----------------------

   53.   Amount Available less all preceding distributions                                                    $ 2,175,650.60
                                                                                                              --------------

       Liquidation Loss Interest

   54.   Amount applied to Class BV-1 Liquidation Loss Interest Amount                                        $         0.00
                                                                                                              --------------

   55.   Class BV-1 Liquidation Loss Interest Shortfall                                                       $         0.00
                                                                                                              --------------

   56.   Amount applied to Unpaid Class BV-1 Liquidation Loss Interest Shortfall                              $         0.00
                                                                                                              --------------

   57.   Remaining Unpaid Class BV-1 Liquidation Loss Interest Shortfall                                      $         0.00
                                                                                                              --------------

Class BV-2 Certificates
-----------------------

   58.   Amount Available less all preceding distributions                                                    $ 2,175,650.60
                                                                                                              --------------

       Interest

   59.   Current Interest

         (a)  Class BV-2 Pass-through Rate                                                       8.68%
                                                                                                 -----
                (floating rate per annum equal to the lesser of (a) LIBOR plus
                2.80% or (b) the Available Funds Pass-Through Rate, but in no
                event greater than 2.80%)
         (b)  Class BV-2 Interest                                                                             $    66,546.67
                                                                                                              --------------

   60.   Amount applied to Unpaid Class BV-2 Interest Shortfall                                               $         0.00
                                                                                                              --------------

   61.   Remaining Unpaid Class BV-2 Interest shortfall                                                       $         0.00
                                                                                                              --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              February 2000
                                       PAGE 7
                                                      Distribution Date: 3/15/00
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520


       Principal

   62.   Class BV-2 Principal Distribution                                                                    $         0.00
                                                                                                              --------------

   63.   Amount, if any, by which Class BV-2 Formula Distribution Amount plus
         Class BV-2 Liquidation Loss Principal Amount exceeds Class B-2
         Distribution Amount                                                                                  $         0.00
                                                                                                              --------------

   64.   Class BV-2 Guaranty Payment                                                                          $         0.00
                                                                                                              --------------

   65.   Class BV-2 Principal Balance                                                                         $13,800,000.00
                                                                                                              --------------

Class AV-1 Certificates
-----------------------

   66.   Amount Available less all preceding distributions                                                    $ 2,109,103.93
                                                                                                              --------------

       Available Funds Cap Carryover Amount

   67.   (a)  Class AV-1 Available Funds Cap Carryover Amount                                                 $         0.00
                                                                                                              --------------
         (b)  Amount applied to Class AV-1 Available Funds Cap Carryover Amount                               $         0.00
                                                                                                              --------------
         (c)  Class AV-1 Available Funds Cap Carryover Amount remaining unpaid                                $         0.00
                                                                                                              --------------

Class MV-1 Certificates
-----------------------

   68.   Amount Available less all preceding distributions                                                    $ 2,109,103.93
                                                                                                              --------------

       Available Funds Cap Carryover Amount

   69.   (a)  Class MV-1 Available Funds Cap Carryover Amount                                                 $         0.00
                                                                                                              --------------
         (b)  Amount applied to Class MV-1 Available Funds Cap Carryover Amount                               $         0.00
                                                                                                              --------------
         (c)  Class MV-1 Available Funds Cap Carryover Amount remaining unpaid                                $         0.00
                                                                                                              --------------

Class MV-2 Certificates
-----------------------

   70.   Amount Available less all preceding distributions                                                    $ 2,109,103.93
                                                                                                              --------------

       Available Funds Cap Carryover Amount

   71.   (a)  Class MV-2 Available Funds Cap Carryover Amount                                                 $         0.00
                                                                                                              --------------
         (b)  Amount applied to Class MV-2 Available Funds Cap Carryover Amount                               $         0.00
                                                                                                              --------------
         (c)  Class MV-2 Available Funds Cap Carryover Amount remaining unpaid                                $         0.00
                                                                                                              --------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              February 2000
                                       PAGE 8
                                                      Distribution Date: 3/15/00
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520
                                                      --------------------------

Class BV-1 Certificates
-----------------------

   72.   Amount Available less all preceding distributions                                                    $  2,109,103.93
                                                                                                              ---------------

       Available Funds Cap Carryover Amount

   73.   (a)  Class BV-1 Available Funds Cap Carryover Amount                                                 $          0.00
                                                                                                              ---------------
         (b)  Amount applied to Class BV-1 Available Funds Cap Carryover Amount                               $          0.00
                                                                                                              ---------------
         (c)  Class BV-1 Available Funds Cap Carryover Amount remaining unpaid                                $          0.00
                                                                                                              ---------------

       Servicer

   74.   (a)  Monthly Servicing Fee (if Originator or affiliate is Servicer)                                  $    125,000.00
                                                                                                              ---------------
         (b)  Reimbursement for unreimbursed Advances                                                         $          0.00
                                                                                                              ---------------

Class A, Class M, and Class B Certificates
------------------------------------------

   75.   Pool Scheduled Principal Balance                                                                     $299,247,255.27
                                                                                                              ---------------

         Pool Certificate Balance                                                                             $294,747,255.27
                                                                                                              ---------------

   76.   Pool Factors

         (a)  Class AV Pool Factor                                                                                  .99682587
                                                                                                              ---------------
         (b)  Class MV-1 Pool Factor                                                                               1.00000000
                                                                                                              ---------------
         (c)  Class MV-2 Pool Factor                                                                               1.00000000
                                                                                                              ---------------
         (d)  Class BV-1 Pool Factor                                                                               1.00000000
                                                                                                              ---------------
         (e)  Class BV-2 Pool Factor                                                                               1.00000000
                                                                                                              ---------------


   77.   Loans Delinquent:

         (a)  31-59 days                                  915,631.00          7
                                                 -------------------     ------------
         (b)  60-89 days                                        0.00          0
                                                 -------------------     ------------
         (c)  90 or more days                                   0.00          0
                                                 -------------------     ------------


   78.   Principal Balance of Defaulted Loans                                                                 $          0.00
                                                                                                              ---------------


                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-A
                                       MONTHLY REPORT              February 2000
                                       PAGE 9
                                                      Distribution Date: 3/15/00
                                                           CUSIP# 20846Q BU1 BV9
                                                                     BW7 BX5 BY3
                                                         Trust Account: 33380520


   79.   Number of Liquidated Loans and Net Liquidated Loss
                                                                                       #      0               $         0.00
                                                                                       ---------------        --------------

   80.   Number of Loans Remaining                                                                                 2,335
                                                                                                              --------------


   81.   Pre-Funded                                                                                           $15,404,203.98
                                                                                                              --------------


   82.   Reimbursement of Class C Certificateholder expenses                                                  $         0.00
                                                                                                              --------------

Guarantor
---------

   83.   Class B-2 Guaranty Fee                                                                               $   750,000.00
                                                                                                              --------------


Class P Certificates
--------------------

   84.   Class P Principal Distribution                                                                       $         0.00
                                                                                                              --------------

   85.   Class P Principal Balance                                                                            $       100.00
                                                                                                              --------------


Class C Master Certificates
---------------------------

   86.   Class C Master Distribution Amount                                                                   $ 1,234,103.93
                                                                                                              --------------


Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.